PROJECT PROFILE
Granada Senior Apartments San Antonio, TX

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust is helping to finance the $63.2 million substantial rehabilitation of the Granada Senior Apartments (“Granada”), an affordable housing development located in San Antonio, Texas. Granada will provide 265 units of affordable housing to an underserved population. The renovation will include the modernization of existing units and conversion of unutilized commercial space to much needed additional residential units. The project’s nonprofit sponsor, the Granada Trades Council Housing, is an affiliate of the San Antonio Building and Construction Trades Council, which has owned, managed, and operated the property since 1968.

HIT ROLE	The HIT has committed $37.6 million in construction and permanent financing to the transaction. HIT Advisers LLC, an HIT subsidiary, served as development adviser to Granada Trades Council Housing.

PARTNERS	Construction Loan Originator and Lender: Merchants Bank of Indiana
Permanent Loan Originator: Merchants Capital Corporation
Equity Syndicator: Merchants Capital Investments
Sponsor: Quincy Street Investors/ Granada Trades Council Housing

SOCIAL IMPACT	In addition to creating the union construction work and other economic impacts outlined below, Granada’s 265 units will be restricted to seniors earning less than 80% of San Antonio Area Median Income, with 182 of the units benefitting from HUD rental voucher subsidies. The project’s location on San Antonio’s River Walk provides direct access to several transit options, meaning tenants will be able to move around the city without the need for a car.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $37.6 Million	Total Development Cost $63.2 Million	265 Units (100% affordable)	321,480 Hours of Union Construction Work Generated	$10.1 Million Tax revenue generated	$75.0 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of November 15, 2021. Economic impact data is in 2021 dollars and all other figures are nominal.

PROJECT PROFILE | Granada Senior Apartments – San Antonio, TX

“The members of the San Antonio building trades are proud to work with the HIT on the rehabilitation of The Granada Senior Apartments. We have owned the building for over 50 years, with a mission to supply affordable housing to our local residents; and this project will have a substantial impact to not only our tenants but also to our local brothers and sisters represented here at the San Antonio Building Trades Council.”

— Mark Potter, President San Antonio Building & Construction Trades Council Business Manager, U.A. Plumbers & Pipefitters Local #142

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a projector projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

8/2021

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